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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 25, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   333-68542                  13-3633241
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(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

      383 Park Avenue
      New York, New York                                          10179
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    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
     EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000



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Item 5.  Other Events

     1. A distribution was made to the Certificateholders of the CDMC Mortgage-Backed Pass- Through Certificates, Series 2000-8, on January 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 1, 2000, between and among Structured Asset Mortgage Investment Inc., as Seller, The Bank of New York, as Trustee, and Cendant Mortgage Corporation, as Master Servicer.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits.

                (1) January 25, 2001 - Information on Distribution to
                    Certificateholders




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENTS INC.


                                         By: /s/Joseph T. Jurkowski, Jr.
                                             ---------------------------
                                         Name:  Joseph T. Jurkowski, Jr.
                                         Title: Vice President

Dated: January 23, 2003



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                                  EXHIBIT INDEX



                Item 601 (a) of
                Sequentially
Exhibit         Regulation S-K           Numbered
Number          Exhibit No.              Description                      Page
------          -----------              -----------                      ----
1               20                       January 25, 2001 -               6
                                         Information on
                                         Distribution to
                                         Certificateholders




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                                    EXHIBIT 1



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